Dreyfus California
 Tax Exempt Money
 Market Fund



 SEMIANNUAL REPORT September 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California
                                                   Tax Exempt Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus California Tax Exempt Money Market Fund, covering the six-month period from April 1, 2002 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Amid turbulence in the stock market, many investors have turned to the relative stability of the tax-exempt money markets. For some investors, tax-exempt money market funds are part of a broader strategy to diversify among various asset classes and to seek tax-exempt income. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one. Instead, we favor a well-balanced, diversified and valuation-sensitive approach to investing.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002

2


DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus California Tax Exempt Money Market Fund perform during the period?

For the six-month period ended September 30, 2002, the fund produced an annualized yield of 0.90%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.91%.(1)

The fund's performance was primarily the result of low interest rates throughout the reporting period. Tax-exempt money market yields were also affected by surging demand from investors seeking a relatively stable alternative to a falling stock market.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing the fund's investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and California state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe to be supply-and-demand changes in California's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then current higher yields, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund's weighted average maturity. If we anticipate limited new-

                                                                     The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

issue supply, we may extend the fund's weighted average maturity to maintain then current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was primarily influenced by low interest rates and heightened investor demand. When the reporting period began, the nation was in the midst of an economic recovery that proved to be less robust and more uneven than most investors had expected. Economic indicators remained mixed throughout the reporting period, with relatively strong consumer spending offset by weakness among corporations and manufacturers. These uncertain conditions were intensified by corporate scandals and heightened international tensions. As a result, the Federal Reserve Board continued to maintain an accommodative monetary policy, keeping short-term interest rates at 1.75%, their lowest level in 40 years. In this environment, yields on one-year tax-exempt notes remained near historically low levels.

Tax-exempt money market yields also continued to fall in response to a highly volatile stock market, which caused many investors to seek more stable investment alternatives. This surge in demand for money market securities persisted throughout the reporting period.

At the same time, the uneven economic recovery contributed to fiscal problems for many states and municipalities, including California. Like many other states, California lost jobs during the 2001 recession and has collected less tax revenue than it originally anticipated. The state bridged the substantial gap in its fiscal 2003 budget by reducing expenses, raising certain taxes, tapping a number of non-recurring revenue sources and borrowing in the tax-exempt bond markets. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, new issuance during the reporting period was easily absorbed by the surge in demand from equity investors, and tax-exempt money market yields remained low.

4

In this environment, we adopted a relatively conservative investment approach, emphasizing preservation of capital in the uncertain market environment. Accordingly, the fund purchased relatively few of California's new tax-exempt notes when they were issued in June. Instead, we preferred to diversify the fund' s holdings among highly rated or insured securities issued by local municipalities, such as school districts.(2) In addition, we generally maintained the fund's weighted average maturity at points that were in line with that of its peer group average. This strategy was designed to maintain existing yields for as long as we deemed practical while giving us the flexibility we need to capture higher yields if and when they become available.

What is the fund's current strategy?

Because the yield differences between very short-term securities and one-year notes have been narrower than average, we have continued to maintain the fund's weighted average maturity in the neutral range. In addition, we have maintained our focus on high credit quality. In our view, this conservative approach should continue to help the fund weather the current period of low yields and economic weakness.

October 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) INSURANCE ON INDIVIDUAL SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE FUND'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS



September 30, 2002 (Unaudited)


                                                                                               Principal
TAX EXEMPT INVESTMENTS--100.7%                                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--97.2%

Alameda County Industrial Development Authority

  Industrial Revenue, VRDN:

      (Intermountain Trading) 1.70% (LOC; California
         State Teachers Retirement)                                                             160,000  (a)             160,000

      (Niles Machine and Tool) 1.65% (LOC; Wells
         Fargo Bank)                                                                          1,150,000  (a)           1,150,000

State of California, Revenue, VRDN, Merlots Program

   1.61% (Insured; AMBAC and Liquidity Facility;
   First Union Bank)                                                                          3,995,000  (a)           3,995,000

California Counties Industrial Development Authority

  IDR, VRDN (Allwire Inc. Project)

   1.70% (LOC; California State Teachers Retirement)                                            180,000  (a)             180,000

California Economic Development

  Financing Authority, Industrial Revenue

   VRDN (Joseph Schmidt Project)
   1.65% (LOC; Banque Nationale de Paris)                                                     3,000,000  (a)           3,000,000

California Educational Facilities Authority, College

  and University Revenue, VRDN:

      (Loyola Marymount University)
         1.75% (Insured; MBA and Liquidity Facility;
            Allied Irish Bank)                                                                  700,000  (a)             700,000

      Refunding (Art Center Design College)
         1.75% (LOC; Allied Irish Bank)                                                       4,350,000  (a)           4,350,000

California Health Facilities Financing Authority, Revenue:

   Refunding (Children's Hospital)
      6%, 7/1/2003 (Insured; MBIA)                                                            1,200,000                1,237,830

   VRDN (Adventist Health System/Sunbelt)
      1.65% (LOC; U.S. Bank NA)                                                               4,210,000  (a)           4,210,000

California Infrastructure and Economic Development Bank

  VRDN:

    IDR (Lance Camper Manufacturing Corp.)

         1.70% (LOC; Comerica Bank)                                                           2,920,000  (a)           2,920,000

      Revenue (Los Angeles SPCA Project)

         1.60% (LOC; Bank of New York)                                                        6,200,000  (a)           6,200,000

California Pollution Control Financing Authority, VRDN

  SWDR:

    (Greenteam of San Jose Project)

         1.65% (LOC; Wells Fargo Bank)                                                        3,000,000  (a)           3,000,000

      (Mottra Corp. Project)

         1.65% (LOC; Wells Fargo Bank)                                                        1,000,000  (a)           1,000,000

      (Norcal Waste System Inc. Project)

         1.65% (LOC; Fleet National Bank)                                                     1,750,000  (a)           1,750,000

      (Waste Management Inc. Project)

         1.70% (LOC; JPMorgan Chase Bank)                                                     5,000,000  (a)           5,000,000

6

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Communities Development Authority:

  Revenues, TRAN:

      3%, 6/30/2003 (Insured; FSA)                                                            4,945,000                4,992,076

      (Riverside County) 3%, 6/30/2003                                                        4,000,000                4,038,080

   VRDN:

      MFHR, Refunding (Sunrise Danville)

         1.65% (LOC; FNMA)                                                                    2,165,000  (a)           2,165,000

      Private Schools Revenue

         (Robert Louis Stevenson)

         1.70% (LOC; Allied Irish Bank)                                                       9,250,000  (a)           9,250,000

California Statewide Communities Development

  Corporation, Industrial Revenue, VRDN:

    (Andercraf Products Inc.) 1.70%

         (LOC; California State Teachers Retirement)                                            420,000  (a)             420,000

      (APM Inc. Project) 1.70%

         (LOC; California State Teachers Retirement)                                            200,000  (a)             200,000

      (Carvin Project) 1.70% (LOC; California State

         Teachers Retirement)                                                                   105,000  (a)             105,000

      (DV Industries) 1.70% (LOC; California State

         Teachers Retirement)                                                                 1,020,000  (a)           1,020,000

      (J. Michelle) 1.70% (LOC; California State

         Teachers Retirement)                                                                 1,340,000  (a)           1,340,000

      (Lesaint) 1.70% (LOC; PNC Bank)                                                         2,240,000  (a)           2,240,000

      (Lustre California) 1.70% (LOC; Comerica Bank)                                          3,000,000  (a)           3,000,000

      (Redline Project) 1.70% (LOC; California State

         Teachers Retirement)                                                                   930,000  (a)             930,000

      (Ziemen Manufacturing Co. Project) 1.70%

         (LOC; California State Teachers Retirement)                                            280,000  (a)             280,000

Central Coast Water Authority, Water Revenue

  State Water Project Regional Facilities

   6.50%, 10/1/2002                                                                             400,000  (b)             408,000

Central Valley Financing Authority
   Cogeneration Project, Revenue
   (Carson Ice-General Project)
   6.20%, 7/1/2003                                                                              250,000  (b)             263,666

Chico, MFHR, Refunding, VRDN

   (Sycamore Glen) 1.70% (LOC; Bank of America)                                               2,060,000  (a)           2,060,000

Contra Costa County:

  COP, Capital Projects Program 4.25%, 2/1/2003

      (Insured; AMBAC)                                                                          200,000                  201,321

   GO Notes, TRAN 3%, 10/4/2002                                                               1,940,000                1,940,130

Desert Sands Unified School District, GO Notes, BAN

   3%, 7/1/2003                                                                               6,000,000                6,057,330

                                                                                                     The Fund  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Elk Grove Unified School District, Special Tax

  Community Facilities District No. 1

   6.375%, 12/1/2002 (Insured; AMBAC)                                                           100,000                  100,830

Folsom Public Financing Authority, LR, Refunding

  (City Hall & Community Center)

   1.40%, 10/1/2002 (Insured; FSA)                                                              500,000                  500,000

Laguna Beach Unified School District, GO Notes

   8%, 8/1/2003 (Insured; FSA)                                                                1,000,000                1,054,461

Lake Tahoe Unified School District
   GO Notes, Refunding

   2.75%, 7/1/2003 (Insured; MBIA)                                                              130,000                  131,157

Los Angeles Department Airports, Airport Revenue

  (Ontario International Airport)

   5.60%, 5/15/2003 (Insured; FGIC)                                                             100,000                  102,394

Los Angeles Harbor Department, Revenue

   6%, 8/1/2003 (Insured; AMBAC)                                                                285,000                  290,472

Newport Beach, Revenues, VRDN

   (Hoag Memorial Presbyterian Hospital) 1.90%                                                1,500,000  (a)           1,500,000

Oakland Unified School District, GO Notes, TRAN

   3%, 10/24/2002                                                                             1,500,000                1,501,441

Palm Springs Unified School District
   GO Notes, Refunding

   2%, 2/1/2003 (Insured; FSA)                                                                  180,000                  180,238

Port of Oakland, Revenue, CP

  1.35%, 11/13/2002 (LOC: Bank of Nova

   Scotia and Commerzbank)                                                                    7,000,000                7,000,000

Redondo Beach Public Financing Authority
   Tax Allocation Revenue, VRDN
   (Aviation High Redevelopment Project)

   1.70% (LOC; Allied Irish Bank)                                                             1,480,000  (a)           1,480,000

Riverside-San Bernardino Housing and Finance

  Agency, LR, VRDN:

      1.80%, Series A
         (Liquidity Facility; Societe Generale)                                               5,900,000  (a)           5,900,000

      1.80%, Series B
         (Liquidity Facility; Societe Generale)                                               2,500,000  (a)           2,500,000


8
                                                                                                Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Diego Area Housing and Finance Agency, LR, VRDN:

   1.65%, Series A
      (Liquidity Facility; Societe Generale)                                                 14,555,000  (a)          14,555,000

   1.65%, Series B
      (Liquidity Facility; Societe Generale)                                                  2,465,000  (a)           2,465,000

San Diego County Regional Transportation Commission

   Sales Tax Revenue
   4.70%, 4/1/2003 (Insured; AMBAC)                                                             300,000                  304,581

San Joaquin Hills Transportation Corridor Agency

   Toll Road Revenue 6.75%, 1/1/2003                                                            600,000  (b)             619,919

San Juan Unified School District, GO Notes, TRAN

   2.50%, 10/24/2002                                                                          5,000,000                5,001,077

Santa Clara County-El Camino Hospital District

  Hospital Facilities Authority, LR

  VRDN (Valley Medical Center Project):

      1.60%, Series A
         (LOC; Bayerische Hypo-Und Vereinsbank)                                                 772,000  (a)             772,000

      1.60%, Series B
         (LOC; Bayerische Hypo-Und Vereinsbank)                                              12,130,000  (a)          12,130,000

Stockton Community Facilities District

  Special Tax Revenue, VRDN (Arch Road East)

   1.65% (LOC; Wells Fargo Bank)                                                              3,100,000  (a)           3,100,000

Tobacco Securitization Authority, Southern California

  Tobacco Settlement Revenue, VRDN

   1.78% (LOC; Westdeutsche Landesbank)                                                      13,000,000  (a)          13,000,000

Tulare-Porterville Schools Financing Authority

  COP, VRDN (2002 Refinancing Project)

   1.60% (Insured; FSA and Liquidity Facility;
   Dexia Credit Locale)                                                                       3,575,000  (a)           3,575,000

University of California:

  College and University Housing System Revenue

      5%, 11/1/2002 (Insured; MBIA)                                                             300,000                  300,888

   HR, Refunding (UCLA Medical Center)

      4.70%, 12/1/2002 (Insured; MBIA)                                                          300,000                  301,232

                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Vallejo, Water Revenue

  (Water Improvement Project)

   6%, 11/1/2002 (Insured; FGIC)                                                                125,000  (b)             125,466

Walnut Improvement Agency Industrial

  Development Authority, IDR, VRDN

  (Fairway Molds Project) 1.70%

   (LOC; California State Teachers Retirement)                                                  360,000  (a)             360,000

U.S. RELATED--3.5%

Commonwealth of Puerto Rico, GO Notes

   5%, 7/1/2003 (Insured; MBIA)                                                                 100,000                  102,437

Government of Guam, LOR

   3.25%, 12/1/2002 (Insured; FSA)                                                            2,220,000                2,225,027

Puerto Rico Telephone Authority
   Telecommunications Revenue

   4.95%, 1/1/2003 (Insured; AMBAC)                                                             100,000  (b)             100,811

Virgin Islands Public Finance Authority

  Revenue, Refunding

  Matching Fund Loan Notes

   7.25%, 10/1/2002                                                                           3,225,000  (b)           3,289,500
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $164,332,364)                                                            100.7%              164,332,364

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)              (1,130,567)

NET ASSETS                                                                                       100.0%              163,201,797


10


Summary of Abbreviations

AMBAC                     American Municipal Bond                         IDR              Industrial Development Revenue
                             Assurance Corporation
                                                                          LOC              Letter of Credit
BAN                       Bond Anticipation Notes
                                                                          LOR              Limited Obligation Revenue
COP                       Certificate of Participation
                                                                          LR               Lease Revenue
CP                        Commercial Paper
                                                                          MBIA             Municipal Bond Investors
FGIC                      Financial Guaranty Insurance                                        Assurance Insurance
                             Company
                                                                                              Corporation
FNMA                      Federal National Mortgage
                             Association                                  MFHR             Multi-Family Housing Revenue

FSA                       Financal Security Assurance                     SWDR             Solid Waste Disposal Revenue

GO                        General Obligation                              TRAN             Tax and Revenue Anticipation

HR                        Hospital Revenue                                                    Notes

                                                                          VRDN             Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               91.5

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                    7.2

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     1.3

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  11

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           164,332,364    164,332,364

Interest receivable                                                     690,578

Prepaid expenses and other assets                                        10,831

                                                                    165,033,773
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            70,671

Cash overdraft due to Custodian                                       1,724,619

Accrued expenses                                                         36,686

                                                                      1,831,976
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      163,201,797
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     163,209,806

Accumulated net realized gain (loss) on investments                      (8,009)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      163,201,797
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                    163,272,615

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,303,490

EXPENSES:

Management fee--Note 2(a)                                              417,613

Shareholder servicing costs--Note 2(b)                                  64,664

Professional fees                                                       21,771

Trustees' fees and expenses--Note 2(c)                                  14,397

Custodian fees                                                          10,501

Registration fees                                                        9,230

Prospectus and shareholders' reports                                     5,517

Miscellaneous                                                            5,599

TOTAL EXPENSES                                                         549,292

INVESTMENT INCOME--NET                                                 754,198
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  15,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   769,776

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2002           Year Ended
                                              (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            754,198            2,949,207

Net realized gain (loss) from investments          15,578               15,631

Net unrealized appreciation (depreciation)
   of investments                                    --                 (6,057)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      769,776            2,958,781
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                          (754,198)          (2,949,207)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 129,647,396         304,711,068

Dividends reinvested                              440,329           1,919,400

Cost of shares redeemed                      (168,288,755)       (281,842,950)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (38,201,030)          24,787,518

TOTAL INCREASE (DECREASE) IN NET ASSETS      (38,185,452)          24,797,092
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           201,387,249          176,590,157

END OF PERIOD                                 163,201,797          201,387,249

SEE NOTES TO FINANCIAL STATEMENTS.


14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                        September 30, 2002                                    Year Ended March 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2002         2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00         1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .005          .016         .029           .024           .026          .029

Distributions:

Dividends from
   investment income--net                             (.005)        (.016)       (.029)         (.024)         (.026)        (.029)

Net asset value,
   end of period                                      1.00          1.00         1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       .90(a)       1.58         2.94           2.43           2.59          2.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .66(a)        .64          .65            .68            .66           .69

Ratio of net investment
   income to average
   net assets                                          .45(a)       1.55         2.89           2.40           2.56          2.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     163,202       201,387      176,590        163,310        194,220       194,213

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and


16


loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $8,128 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $23,587 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $10,092 of the carryover expires in fiscal 2003, $9,381 expires in fiscal 2004 and $4,114 expires in fiscal 2005.

                                                             The Fund  17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2002, the fund was charged $47,116 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $15,948 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTES

                    For More Information

                        Dreyfus California Tax Exempt
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  357SA0902